UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 8, 2006

Advanced Medical Institute Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-29531	88-0409144
(Commission File Number)	(IRS Employer Identification No.)

Level 1, 204-218 Botany Road
Alexandria NSW 2015
Australia

(Address of principal executive offices and zip code)

(61) 2 9640 5253

 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this Amendment to Periodic Report on Form 8-K/A dated September 8, 2006 to include the financial statements required to be filed in Item 9.01 relating to the share exchange with Worldwide PE Patent Holdco Pty Limited. We have also updated information in Item 1.01 to update certain information about the Registrant’s business as of the date of this Amendment to Periodic Report on Form 8-K/A. No other part of this report has been amended.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Advanced Medical Institute Inc. (the “Company” or the “Registrant”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement.

On September 8, 2006, Advanced Medical Institute Inc. entered into a Share Exchange Agreement (the “Exchange Agreement”) with Worldwide PE Patent Holdco Pty Limited (ACN 117 157 727), a privately owned Australian company (“Worldwide PE”), and Worldwide PE’s shareholders (the “Shareholders”), pursuant to which the Registrant acquired all of the issued and outstanding shares of stock of Worldwide PE in exchange for the payment of A$3 million (approximately US$2.25 million) and the issuance in the aggregate of 16,125,000 of the Registrant’s shares of common stock valued for this purpose at $1.00 per share (the “Shares”) to the Shareholders pursuant to Regulation S of the Securities Act of 1933, as amended. The Registrant then transferred the shares of Worldwide PE to its wholly owned subsidiary, AMI Australia Holdings Pty Limited (“AMI Australia”). As a result, Worldwide PE became an indirect wholly-owned subsidiary of the Registrant. A copy of the Exchange Agreement is filed as Exhibit 10.1 hereto.

The cash component of the purchase price is being funded by two secured three year term loans in the aggregate principal amount of A$3 million to AMI Australia by ANZ Nominees Limited in its capacity as custodian of the Professional Pensions PST. The loan is to be secured by a security interest in all of AMI Australia Holding Pty Limited’s assets and undertakings (including its existing equity interests in PE Patent Holdco Pty Limited, Intelligent Medical Technologies Pty Limited, Advanced Medical Institute (NZ) Limited and Whygo Video Conferencing Pty Limited) and accrues interest at an annual coupon of 450 basis points above the then Australian Reserve Bank’s current cash rate (being an aggregate current interest rate of 10.5% as at the date of the agreement). Copies of the two loan agreements and the two fixed and floating charge (security) agreements (the “Loan Documents”) have been filed as Exhibits 10.2, 10.3, 10.4 and 10.5 hereto.

As a result of acquiring Worldwide PE, along with its previous acquisition of rights to use the same intellectual property in Australia when it acquired PE Patent Holdco Pty Limited in November 2005, the Registrant and its subsidiaries, acquire the right to use, worldwide, the patent applications and the associated pharmaceutical formulations, treatment methodologies and dosing manuals that have been used in the Australian business. The Registrant has commenced business operations in China on September 4, 2006 and in Japan on October 1, 2006. The Registrant is also actively exploring further international expansion opportunities at the present time. Management believes that the acquisition of Worldwide PE and its associated intellectual property was essential for the Registrant to be able to provide its premature ejaculation treatment programs outside Australia.

Worldwide PE owns certain intellectual property consisting solely of a worldwide PCT patent application (Patent No PCT/AU2004/000931 (WO 2005/004855 A1)) filed with IP Australia, the subsequent individual country applications filed in the United States, the European Union, Japan, the People’s Republic of China, India and New Zealand made based on that PCT patent application and the worldwide (excluding Australia) formulation rights for its premature ejaculation programs (collectively, the “Territory”). Assuming grant of a patent is obtained, the patents will expire on July 9, 2024.

The development of the intellectual property underlying the patent applications was originally undertaken and funded by Dr. Vaisman. The patent applications, titled “Treatment of Premature Ejaculation” relates to various methods of treatment delivery via nasal (mucosal) inhalation and topical application of certain formulations which are used in AMI Australia's treatment programs for premature ejaculation. The patent applications and associated formulations are integral to the expansion of AMI Australia’s premature ejaculation treatment programs in markets other than Australia. AMI Australia's injection, lozenge and tablet impotence and erectile dysfunction treatment programs are not patent protected.

The patent applications were made by Dr. Jack Vaisman, the Chief Executive Officer, President and Chairman of the Board of Directors of the Company and the Founder, President and Chief Executive Officer of AMI Australia, on July 11, 2003. Dr Vaisman assigned the patent applications to Worldwide PE in exchange for 1,000,000 shares of Worldwide PE on November 17, 2005 at which time Dr. Vaisman granted Avina Investments Limited an option to acquire his shareholding in Worldwide PE for A$1.5 million, which option was exercised on July 4, 2006.

The patent applications relate to various methods of treatment delivery via nasal (mucosal) inhalation and topical application of certain pharmaceutical formulations which are used in AMI Australia’s treatment programs for premature ejaculation. These formulations have previously been used to treat premature ejaculation and other medical conditions. Acquisition of the patent applications will give the Registrant and its subsidiaries the ability to exploit the patent applications and associated technology in connection with the provision of premature ejaculation treatment programs in the Territory during the term of the patents and will obviate any future obligation for the Registrant or any of its subsidiaries to pay royalties to a third party for use of the patents.

Until May 5, 2006, Dr. Vaisman had served as the sole director of Worldwide PE when he resigned and Igor Chalik was appointed as director in his place.

Nether Dr. Vaisman, nor any other director or officer of the Registrant, AMI Australia or any of the Registrant’s subsidiaries (other than in their capacities with the Registrant) has or will benefit directly or indirectly from the Registrant’s purchase of Worldwide PE except as stated above. Worldwide PE's assets include the patent applications and the right to use and/or license/sub-license the associated pharmaceutical formulations, treatment methodologies and dosing manuals in the Territory.

Entities controlled by Mr. Richard Doyle, the principal of Doyle Corporate Pty Limited, a senior consultant to the Company, received an aggregate of A$1,500,000 and 11,000,000 of the Registrant’s shares of common stock from the transaction in exchange for shares held in Worldwide PE.

AMI Australia commissioned PKF Corporate Advisers Pty Limited ("PKF") to perform an independent valuation of the Patents in connection with the proposed acquisition of PE and the Board of Directors of the Registrant has determined that the aggregate acquisition price of A$24.05 million (USD$18.425 million) represents a 4.6% premium to the midpoint of the independent valuation provided by PKF.

The description of the transactions contemplated by the Exchange Agreement and the Loan Documents set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.

The information in this Report, including the exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Audited financial statements of the Company as of June 30, 2006.

(b)	Pro forma financial information.

Unaudited pro forma condensed consolidated financial statements of the Company as follows:
Condensed Combined Balance Sheet as of June 30, 2006.
Condensed Statement of Income for the period from July 1, 2005 through June 30, 2006.

(c)	Exhibits.

Exhibit No.	Description

10.1	Share Exchange Agreement dated as of September 8, 2006 (incorporated by reference to Exhibit 10.1 of the Periodic Report on Form 8-K filed on September 11, 2006).

10.2
Loan Agreement between AMI Australia and ANZ Nominees Limited as Custodian for the Professional Pension PST - Super dated September 8, 2006 (incorporated by reference to Exhibit 10.2 of the Periodic Report on Form 8-K filed on September 11, 2006).

10.3
Loan Agreement between AMI Australia and ANZ Nominees Limited as Custodian for the Professional Pension PST - Pension dated September 8, 2006 (incorporated by reference to Exhibit 10.3 of the Periodic Report on Form 8-K filed on September 11, 2006).

10.4
Fixed and Floating Charge Agreement between AMI Australia and ANZ Nominees Limited as Custodian for the Professional Pension PST - Super dated September 8, 2006 (incorporated by reference to Exhibit 10.4 of the Periodic Report on Form 8-K filed on September 11, 2006).

10.5
Fixed and Floating Charge Agreement between AMI Australia and ANZ Nominees Limited as Custodian for the Professional Pension PST - Pension dated September 8, 2006 (incorporated by reference to Exhibit 10.5 of the Periodic Report on Form 8-K filed on September 11, 2006).

99.1	Press Release dated September 11, 2006 (incorporated by reference to Exhibit 99.1 of the Periodic Report on Form 8-K filed on September 11, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL INSTITUTE INC.

By:	/s/ Dilip Shrestha
Name: Dilip Shrestha
Title: Chief Financial Officer

Dated: November 20, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Share Exchange Agreement dated as of September 8, 2006 (incorporated by reference to Exhibit 10.1 of the Periodic Report on Form 8-K filed on September 11, 2006).

10.2
Loan Agreement between AMI Australia and ANZ Nominees Limited as Custodian for the Professional Pension PST - Super dated September 8, 2006 (incorporated by reference to Exhibit 10.2 of the Periodic Report on Form 8-K filed on September 11, 2006).

10.3
Loan Agreement between AMI Australia and ANZ Nominees Limited as Custodian for the Professional Pension PST - Pension dated September 8, 2006 (incorporated by reference to Exhibit 10.3 of the Periodic Report on Form 8-K filed on September 11, 2006).

10.4
Fixed and Floating Charge Agreement between AMI Australia and ANZ Nominees Limited as Custodian for the Professional Pension PST - Super dated September 8, 2006 (incorporated by reference to Exhibit 10.4 of the Periodic Report on Form 8-K filed on September 11, 2006).

10.5
Fixed and Floating Charge Agreement between AMI Australia and ANZ Nominees Limited as Custodian for the Professional Pension PST - Pension dated September 8, 2006 (incorporated by reference to Exhibit 10.5 of the Periodic Report on Form 8-K filed on September 11, 2006).

99.1	Press Release dated September 11, 2006 (incorporated by reference to Exhibit 99.1 of the Periodic Report on Form 8-K filed on September 11, 2006).

(a) Financial statements of business acquired.

Audited financial statements of the Company as of June 30, 2006

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Worldwide PE Patent Holdco Pty Ltd
Victoria, Australia

We have audited the accompanying balance sheet of Worldwide Patent Holdco Pty Ltd, as of June 30, 2006, and the related statement of operations, stockholders' deficit, and cash flow for the period from November 16, 2005 (inception) to June 30, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Worldwide Patent Holdco Pty Ltd, as of June 30, 2006, and the results of its operations and its cash flows for the period from November 16, 2005 (inception) to June 30, 2006, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has loss from operations amounting $1,071 and has a working capital deficiency of $1,048. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kabani & Company, Inc.
Certified Public Accountants

Los Angeles, California.
November 15, 2006.

Worldwide PE Patent Holdco Pty Ltd
(A Development Stage Company)
Balance Sheet
As of June 30, 2006

ASSETS

CURRENT ASSETS
Other Receivables	$46

NON-CURRENT ASSETS
Intangible assets, net	1
$47

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Loan from shareholders	$1,095

STOCKHOLDERS' DEFICIT:

Common stock, no par value,
16,000,000 shares issued and outstanding	6
Other comprehensive income	17
Deficit accumulated during development stage	(1,071)
Total stockholders' deficit	(1,048)
$47

The accompanying notes are an integral part of these financial statements

Worldwide PE Patent Holdco Pty Ltd
(A Development Stage Company)
Statement of Operations
For the Period From November 16, 2005 (inception) to June 30, 2006

OPERATING EXPENSES
Professional fees	$1,066
Other expenses	5
Total operating expenses	1,071

Loss from operations	(1,071)

Net loss	(1,071)

Other comprehensive income:
Foreign currency translation income	17

Net Comprehensive loss	$(1,054)

Loss per common share:

Basic and diluted loss per common share	$(0.00)

Basic and diluted weighted average number of common shares	5,126,075

The accompanying notes are an integral part of these financial statements

Worldwide PE Patent Holdco Pty Ltd
(A Development Stage Company)
Statement of Cashflow
For the Period From November 16, 2005 (inception) to June 30, 2006

Cash flows from operating activities:
Net loss	$(1,071)
Adjustment to reconcile net loss to net cash used in
operating activities	-
Increase (decrease) in assets and liabilities
accrued expenses	1,071
Net cash provided by operating activities	-

Net increase in cash & cash equivalents	-

Cash & cash equivalents, beginning of period	-

Cash & cash equivalents, end of period	$-

Supplemental cashflow disclosure:

Interest paid	$-
Income taxes paid	$-

The accompanying notes are an integral part of these financial statements

Worldwide PE Patent Holdco Pty Ltd
(A Development Stage Company)
Statements of Stockholders' Deficit
For the Period From November 16, 2005 (inception) to June 30, 2006

			Deficit
			accumulated	Other	Total
	Common stock		during development	comprehensive	stockholders'
	Shares	Amount	stage	income	deficit

Balance at inception (November 16, 2005)	-	$-	$-	$-	$-

Issuance of founder's share	16,000,000	6	-	-	6
Foreign currency translation income				17	17
Net loss for the period from inception
(November 16, 2005) to September 30, 2006	-	-	(1,071)		(1,071)

Balance at June 30, 2006	16,000,000	$6	$(1,071)	$17	$(1,048)

The accompanying notes are an integral part of these financial statements

Worldwide PE Patent Holdco Pty Ltd
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Worldwide PE Patent Holdco Pty Ltd, an Australian Corporation, was incorporated on November 16, 2006. The Company’s principal activity is the holding of intellectual property on technology for premature ejaculation treatment. The Company owns the right to the intellectual property outside Australia.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Long-lived assets

Effective October 23, 2004, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

Worldwide PE Patent Holdco Pty Ltd
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Basic and diluted net loss per share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Recent Pronouncements

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAF No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006.

In March 2006, FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets” amending FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.

Worldwide PE Patent Holdco Pty Ltd
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006.

In September 2006, FASB issued SFAS 157 “Fair Value Measurements”. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In September 2006, FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007.

Worldwide PE Patent Holdco Pty Ltd
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

1.	A brief description of the provisions of this Statement

2.	The date that adoption is required

3.	The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. Management is currently evaluating the effect of this pronouncement on financial statements.

NOTE 3 - INTANGIBLE ASSET

On November 17, 2005 Jack Vaisman, its sole director assigned application for PCT Patent No. PCT/AU2004/000931 (WO 2005/004855 A1) to the Company in exchange of 999,999 ordinary shares. The assigned patent is a technology for premature ejaculation (PE) treatment. The assignment rights received by the Company only relates to rights outside Australia and do not involve the assignment including any intellectual property rights in Australia.

Since the Company received an assignment of a patent from its sole director and majority shareholder the patent has been recorded at $1, the historical cost of the shareholder, as the shareholder was a party in common control at the time of the assignment.

NOTE 4 - LOAN FROM SHAREHOLDER

Loan from shareholder for $1,095 represents corporate expenses incurred and paid by the shareholder. The amount is non-interest bearing, unsecured and is due on demand.

NOTE 5 - STOCKHOLDER’S EQUITY

As of June 30, 2006, the Company has 16,000,000 stocks issued and outstanding.

During the period ended June 30, 2006 the company issued the following shares of common stock

On November 11, 2005, the Company issued 1 share to the founder total valued at $1.

One November 17, 2005, the Company issued 1,000,000 shares to an investor total valued at $3.

Worldwide PE Patent Holdco Pty Ltd
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

One November 25, 2005, the Company issued 999,999 shares to the major shareholder in exchange of patent, valued at $1(See detail on note 3).

One May 5, 2006, the Company issued 14,000,000 shares to two investors. total valued at $1.

Since there’s no value associated with the shares of the Company the above shares are recorded at a minimal value.

NOTE 6 - INCOME TAXES

Through June 30, 2006, the Company incurred net operating losses for tax purposes of approximately $1,071. The net operating loss carry forward may be used to reduce taxable income.

NOTE 7 - BASIC AND DILUTED NET LOSS PER SHARE

Basic and diluted net loss per share for the years ended June 30, 2006 were determined by dividing net gain (loss) for the periods by the weighted average number of both basic and diluted shares of common stock. The Company did not have dilutive securities at June 30, 2006.

NOTE 8 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principle of the U.S., which contemplate continuation of the Company as a going concern. However, the Company has accumulated deficit of $1,071 as of June 30, 2006. The current net loss amounted to $1,071 on June 30, 2006. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company continues to meet its obligations and pursue additional capitalization opportunities (See note 9 for details). The Company’s management believes that pursuant to the acquisition of the Company by another entity, the Company would have enough funding to carry on its operation for the next twelve months.

NOTE 9 - SUBSEQUENT EVENT

On September 8, 2006, the Advanced Medical Institute Inc., (AMI Inc.,) a company incorporated in the United States of America, entered into a Share Exchange Agreement with the Company and its shareholders pursuant to which the AMI acquired all of the issued and outstanding shares of stock of the Company in exchange for the payment of A$3 million (approximately US$2.5 million) and the issuance in the aggregate of 16,125,000 shares of the AMI Inc.’s common stock valued at $1.00 per share.

(b)	Pro forma financial information.

Unaudited pro forma condensed consolidated financial statements of the Company as follows:
Condensed Combined Balance Sheet as of June 30, 2006.
Condensed Statement of Income for the period from July 1, 2005 through June 30, 2006.

ADVANCED MEDICAL INSTITUTE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
June 30, 2006

Assets	Advanced Medical Institute, Inc.	Worldwide PE Patent Holdco Pty Ltd.		Pro Forma Adjustments	Pro Forma

Current Assets
Cash and cash equivalents	$1,103,243	$-	1	(2,250,000)	$1,103,243
			2	2,250,000
Accounts receivable	9,892,761	-			9,892,761
Receivable from related party	41,847	-			41,847
Inventory	204,189	-			204,189
Other receivable	-	46			46

Total Current Assets	11,242,040	46			11,242,086

Fixed assets, net	635,662	-			635,662

Other Assets
Investment in subisiaries	-	-			-
Intangible asset	8,082,633	1	1	18,375,000	25,446,166
			3	(1,011,468)
Deposits	98,973	-			98,973

Total Other Assets	8,181,606	1			25,545,139

Total Assets	$20,059,308	$47			$37,422,887

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$4,246,783	$-			$4,246,783
Due to related party	2,535	1,095			3,630
Unearned revenue	3,887,052				3,887,052
Provision for income tax	171,157	-			171,157
Provision for compensated absences	190,748	-			190,748
Current portion of lease obligations	63,067	-			63,067

Total Current Liabilites	8,561,342	1,095			8,562,437

Non-Current Liabilities
Deferred tax liabilities	886,409	-	4	(303,440)	582,969
Loan payable	-	-	2	2,250,000	2,250,000
Rental deposit received	3,815	-			3,815
Minority interests	38,481	-			38,481
Lease obligations, net of current portion	71,342	-			71,342

Total Non-Current Liabilities	1,000,047	-			2,946,607

Total Liabilities	9,561,389	1,095			11,509,044

Stockholders' Equity
Common stock	37,482	6	1	16,125	53,607
			5	(6)
Additional paid in capital	8,040,445	-	1	16,108,875	24,149,326
			5	6

Other comprehensive income	(204,483)	17			(204,466)
Retained earnings (deficits)	2,624,475	(1,071)	3	(1,011,468)	1,915,376
			4	303,440

Total Stockholders' Equity	10,497,919	(1,048)			25,913,843

Total Liabilities and
Stockholders' Equity	$20,059,308	$47			$37,422,887

ADVANCED MEDICAL INSTITUTE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Period July 1, 2005 through June 30, 2006

	Advanced Medical Institute, Inc.	Worldwide PE Patent Holdco Pty Ltd.		Pro Forma Adjustments	Pro Forma

Net revenue	$30,453,128	$-			$30,453,128

	30,453,128	-			30,453,128

Cost of revenue	7,940,836	-			7,940,836

	7,940,836	-			7,940,836

Gross Profit	22,512,292	-			22,512,292

General, selling and
administrative expenses	19,153,393	1,071	3	1,011,468	20,165,932

Operating income ( loss )	3,358,899	(1,071)			2,346,360

Nonoperating (income) expense	(302,782)				(302,782)

Income ( loss ) before provision for income tax	3,661,681	(1,071)			2,649,142

Provision for income tax	1,196,487	-	4	(303,440)	893,047

Net income ( loss )	2,465,194	(1,071)			1,756,095

Other comprehensive income:
Foreign currency translation income (loss)	(31,076)	17			(31,059)

Net comprehensive income (loss)	$2,434,118	$(1,054)			$1,725,036

Net income (loss) per share:
Basic & diluted	$$0.07	$($0.00)			$0.03

Weighted average number of shares outstanding:
Basic & diluted	34,509,339	5,126,075			50,634,339

The accompanying unaudited condensed combined pro forma financial statements illustrate the effect of the stock exchange agreement between Advanced Medical Institute, Inc. and Worldwide PE Patent Holdco Pty Ltd., on the Company's financial position and results of operations. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2006 is based on the historical balance sheets of Advanced Medical Institute, Inc. and Worldwide PE Patent Holdco Pty Ltd. as of that date. The unaudited pro forma condensed combined balance sheet assumes the acquisition took place on July 1, 2005.

The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2006 is based on the historical statements of operations of Advance Medical Institute, Inc. and Worldwide PE Patent Holdco Pty Ltd. and assumes the acquisition took place on July 1, 2005.

The unaudited pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the unaudited pro forma condensed combined financial statements are based on management's current estimates of the exchange agreement. The actual may differ.

The accompanying unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Advanced Medical Institute, Inc. and Worldwide PE Patent Holdco Pty Ltd.

NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. Basis for Pro Forma Presentation

The unaudited pro forma combined condensed financial statements of Advanced Medical Institute, Inc. and Worldwide PE Patent Holdco Pty Ltd. have been prepared on the basis of assumptions relating to the stock exchange agreement between the entities and management's best estimates.

2. Pro Forma Adjustments

Certain adjustments have been made to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal periods presented.

The adjustments are as follows:

		Debit	Credit

1	Intangible asset	18,375,000
	Cash		2,250,000
	Common Stock		16,125
	Additional paid in capital		16,108,875

	To record the purchase of Worldwide PE Patent Holdco Pty Ltd. for $2,250,000 plus
	16,125,000 shares of common stock at $1.00 per share.

2	Cash	2,250,000
	Loan payable		2,250,000

	To record loan entered into for acquisition of Worldwide PE Patent Holdco Pty Ltd.

3	Amortization expense	1,011,468
	Accumulated amortization		1,011,468

	To record amortization on patent for the year ended June 30, 2006

4	Income tax asset	303,440
	Income tax expense		303,440

	To record income tax provision effect of pro forma adjustments

5	Common stock		6
	Additional paid in capital	6

	To eliminate common stock of Worldwide PE Patent Holdco Pty Ltd.